                                                                   EXHIBIT 10.03

                           EL PASO ELECTRIC COMPANY
                            STOCK OPTION AGREEMENT
                           (INCENTIVE STOCK OPTIONS)


          El Paso Electric Company, a Texas corporation (the "Company"), hereby
                                                              -------
grants to Earnest A. Lehman (the "Optionee") as of January 11, 1999 (the "Option
                                                                          ------
Date"), pursuant to the provisions of the El Paso Electric Company 1996 Long-
----
Term Incentive Plan (the "Plan"), an option to purchase from the Company (the
                          ----
"Option") 57,140 shares of its Common Stock, no par value ("Stock"), at the
                                                            -----
price of $8.75 per share upon and subject to the terms and conditions set forth below.

          1.   Option Subject to Acceptance of Agreement. The Option shall be
               -----------------------------------------
null and void unless the Optionee shall accept this Agreement by executing it in the space provided below and returning such original execution copy to the Company.

          2.   Time and Manner of Exercise of Option.
               -------------------------------------

          2.1. Maximum Term of Option. In no event may the Option be exercised,
               ----------------------
in whole or in part, after January 2, 2009 (the "Expiration Date"). "Any vested Option which has not been exercised by Optionee or Optionee's Legal Representative by the Expiration Date shall be forfeited."

          2.2. Exercise of Option. (a) Except as otherwise provided by Sections
               ------------------
2.2(b) through (g) hereof and by Section 6.8 of the Plan, the Option shall vest and become exercisable ratably over a period of five (5) years from the date hereof as follows:


                    Date Exercisable         Amount Exercisable
                    ----------------         ------------------

                     January 2, 2000              11,428
                     January 2, 2001              11,428
                     January 2, 2002              11,428
                     January 2, 2003              11,428
                     January 2, 2004              11,428

          (b) Notwithstanding anything in this Agreement to the contrary, if a Triggering Event (as such term is defined in that certain Employment Agreement dated January 11, 1999, by and between the Company and Optionee, the "Employment Agreement") shall occur, then all unvested Options shall immediately vest and become exercisable in full and may be exercised by Optionee at any time prior to the Expiration Date.

          (c) If the Optionee's employment by the Company terminates by reason of Total Disability (as such term is defined in that certain Employment Agreement), the Option shall be exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 90 days after the effective date of the

Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (d) If the Optionee's employment by the Company terminates by reason of retirement, (as such term is defined in the Employment Agreement) the Option shall be exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 90 days after the effective date of the Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (e) If the Optionee's employment by the Company terminates by reason of death, the Option shall be exercisable only to the extent it is vested and exercisable on the date of death and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of (i) the date which is 90 days after the date of death and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (f) If the Optionee's employment by the Company terminates for any reason other than Total Disability, retirement or death, the Option shall be vested and exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 90 days after the effective date of the Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (g) If the Optionee dies during the period set forth in Section 2.2(b) following termination of employment by reason of Total Disability, or if the Optionee dies during the period set forth in Section 2.2(c) following termination of employment, or if the Optionee dies during the period set forth in Section 2.2(e) following termination of employment for any reason other than Total Disability or retirement, the Option shall be exercisable only to the extent it is vested and exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of (i) the date which is 90 days after the date of death and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          2.3  Method of Exercise.  Subject to the limitations set forth in this
               ------------------
Agreement, the Option may be exercised by the Optionee (1) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (i) in cash, (ii) by delivery of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and for which the Optionee has good title, free and clear of all liens and encumbrances) having a fair market value ("Fair Market Value",) determined as of the date of
                             -----------------
exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or
(iv) a combination of (i) and (ii), and (2) by executing such documents as the Company may reasonably request. The Compensation Committee of the Board of Directors of the Company (the "Committee") may disapprove an election pursuant to any of clauses (ii) - (iv) if the Committee determines, based on the opinion of recognized securities counsel, that the method of exercise so elected would result in liability to the Optionee under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the regulations
                                       ------------
promulgated thereunder. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid.

          2.4  Termination of Option.  (a) In no event may the Option be
               ---------------------
exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not exercised pursuant to Section 2.3 or earlier terminated pursuant to Section 2.2, on the Expiration Date.

          (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, canceled or forfeited, the Optionee shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Option returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee's delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, canceled or forfeited or (ii) issue to the Optionee a substitute option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

          3.   Additional Terms and COnditions of Option.
               -----------------------------------------

          3.1. Nontransferability of Option.  The Option may not be transferred
               ----------------------------
by the Optionee other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or
(ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as may be set forth in an amendment to this Agreement. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

          3.2.  Investment Representation.  The Optionee hereby represents and
                -------------------------
covenants that (a) any share of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities
                                                                   ----------
Act"), unless such purchase has been registered under the Securities Act and any
---
applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

          3.3.  Withholding Taxes.  (a) As a condition precedent to the delivery
                -----------------
of Stock upon exercise of the Option, the Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to
                                        ---------------------
such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

          (b) The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 3.3(a), (2) delivery to the Company of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and for which the Optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date"), equal to the Required Tax Payments, (3)
                      --------
authorizing the Company to withhold whole shares of Stock which would otherwise be delivered to the Optionee upon exercise of the Option having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments (4) a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (5) any combination of (1),
(2) and (3). The Committee may disapprove an election pursuant to any of clauses
(2)-(5) if the Committee determines, based on the opinion of recognized securities counsel, that the method so elected would result in liability to the Optionee under Section 16(b) of the Exchange Act or the regulations promulgated thereunder. Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

          3.4.  Adjustment.  In the event of any stock split, stock dividend,
                ----------
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

          3.5.  Compliance with Applicable Law.  The Option is subject to the
                ------------------------------
condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

          3.6.  Delivery of Certificates.  Upon the exercise of the Option, in
                ------------------------
whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.3.

          3.7.  Option Confers No Rights as Stockholder.  The Optionee shall not
                ---------------------------------------
be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares; and the Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

          3.8.  Option Confers No Rights to Continued Employment.  In no event
                ------------------------------------------------
shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company.

          3.9.  Decisions of Board or Committee.  The Board or the Committee
                -------------------------------
shall have the right to resolve all questions which may arise in connection with the

Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

          3.10.  Company to Reserve Shares.  The Company shall at all times
                 -------------------------
prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

          3.11.  Agreement Subject to the Plan.  This Agreement is subject to
                 -----------------------------
          the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

          4.     Miscellaneous Provisions.
                 -------------------------

          4.1.   Designation as an Incentive Stock Option.  The Option is hereby
                 ----------------------------------------
designated as constituting an "incentive stock option" within meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); this Agreement shall be interpreted and treated consistently with such designation.

          4.2.   Meaning of Certain Terms.  As used herein, the term "Legal
                 ------------------------                             -----
Representative" shall include an executor, administrator, legal representative,
--------------
guardian or similar person and the term "Permitted Transferee" shall include any
                                         --------------------
transferee (i) pursuant to a transfer permitted under Section 6.4 of the Plan and Section 3.1 hereof or (ii) designated pursuant to beneficiary designation procedures approved by the Company.

          4.3.   Successors.  This Agreement shall be binding upon the inure to
                 ----------
the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

          4.4.   Notices.  All notices, requests or other communications
                 -------
provided for in this Agreement shall be made, if to the Company, to Kayser Building, 100 North Stanton, El Paso, Texas 79901, Attention: Corporate Secretary, and if the Optionee, to Earnest A. Lehman, 123 West Mills, El Paso, Texas 79901. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          4.5.   Governing Law.  This Agreement, the Option and all
                 -------------
determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Texas and construed in accordance therewith without giving effect to principles of conflicts of laws.

          4.6. Counterparts. This Agreement may be executed in two counterparts
               ------------
     each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                        EL PASO ELECTRIC COMPANY


                                        By: /s/ KENNETH R. HEITZ
                                            ------------------------------------
                                            Name:  Kenneth R. Heitz
                                            Title: Director

Accepted this 11th day of January, 1999

/S/ EARNEST A LEHMAN
-------------------------------
      Earnest A. Lehman

                           EL PASO ELECTRIC COMPANY
                               ELECTRIC COMPANY
                             STOCK OPTION AGREEMENT
                                 FOR EMPLOYEES
                         (NON-QUALIFIED STOCK OPTIONS)


          El Paso Electric Company, a Texas corporation (the "Company"), hereby
                                                              -------
grants to Earnest A. Lehman (the "Optionee") as of January 11, 1999 (the "Option
                                  --------                                ------
Date"), pursuant to the provisions of the El Paso Electric Company 1996 Long-
----
Term Incentive Plan (the "Plan"), a non-qualified option to purchase from the
                          ----
Company (the "Option") 42,860 shares of its Common Stock, no par value ("Stock"), at the price of $8.75 per share upon and subject to the terms and
  -----
conditions set forth below.

          1.   Option Subject to Acceptance of Agreement.  The Option shall be
               -----------------------------------------
null and void unless the Optionee shall accept this Agreement by executing it in the space provided below and returning such original execution copy to the Company.

          2.   Time and Manner of Exercise of Option.
               -------------------------------------

          2.1. Maximum Term of Option.  In no event may the Option be
               ----------------------
exercised, in whole or in part, after January 2, 2009 (the "Expiration Date").
                                                            ---------------
"Any vested Option which has not been exercised by Optionee or Optionee's Legal Representative by the Expiration Date shall be forfeited."

          2.2. Exercise of Option.  (a)  Except as otherwise provided by
               ------------------
Sections 2.2(b) through (g) hereof and by Section 6.8 of the Plan, the Option shall vest and become exercisable ratably over a period of five (5) years from the date hereof as follows:

               Date Exercisable        No. of Shares Exercisable
               ----------------        -------------------------
               January 2, 2000                8,572
               January 2, 2001                8,572
               January 2, 2002                8,572
               January 2, 2003                8,572
               January 2, 2004                8,572

          (b) Notwithstanding anything in this Agreement to the contrary, if a Triggering Event (as such term is defined in that certain Employment Agreement dated January 11, 1999 by and between the Company and Optionee, the "Employment Agreement") shall occur, then all unvested Options shall immediately vest and become exercisable in full and may be exercised by Optionee at any time prior to the Expiration Date.

          (c) If the Optionee's employment by the Company terminates by reason of Total Disability (as such term is defined in the Employment Agreement), the Option shall be exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 120 days after the effective date of the Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (d) If the Optionee's employment by the Company terminates by reason of retirement, the Option shall be exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 120 days after the effective date of the Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (e) If the Optionee's employment by the Company terminates by reason of death, the Option shall be exercisable only to the extent it is vested and exercisable on the date of death and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of (i) the date which is 120 days after the date of death and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (f) If the Optionee's employment by the Company terminates for any reason other than Total Disability, retirement or death, the Option shall be exercisable only to the extent it is vested and exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is 120 days after the effective date of the Optionee's termination of employment and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          (g) If the Optionee dies during the period set forth in Section 2.2(b) following termination of employment by reason of Total Disability, or if the Optionee dies during the period set forth in Section 2.2(c) following termination of employment, or if the Optionee dies during the period set forth in Section 2.2(e) following termination of employment for any reason other than Total Disability or retirement, the Option shall be exercisable only to the extent it is vested and exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of (i) the date which is 90 days after the date of death and (ii) the Expiration Date. "Any Option which has not vested as of the effective date of Optionee's termination of employment shall be forfeited."

          2.3  Method of Exercise.  Subject to the limitations set forth in this
               ------------------
Agreement, the Option may be exercised by the Optionee (1) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (i) in cash, (ii) by delivery of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and for which the Optionee has good title, free and clear of all liens and encumbrances) having a fair market value ("Fair Market Value"), determined as of the date of exercise, equal
               -----------------
to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (iv) a combination of (i) and (ii), and (2) by executing such documents as the Company may reasonably request. The Compensation Committee of the Board of Directors of the Company (the "Committee") may disapprove an election pursuant to any of clauses
(ii) - (iv) if the Committee determines, based on the opinion of recognized securities counsel, that the method of exercise so elected would result in liability to the Optionee under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the regulations promulgated
                       ------------
thereunder. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid.

          2.4  Termination of Option.  (a)  In no event may the Option be
               ---------------------
exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not exercised pursuant to Section 2.3 or earlier terminated pursuant to Section 2.2, on the Expiration Date.

          (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, cancelled or forfeited, the Optionee shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Optionee returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee's delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, cancelled or forfeited or (ii) issue to the Optionee a substitute option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

          3.   Additional Terms and Conditions of Option.
               -----------------------------------------

          3.1. Nontransferability of Option.  The Option may not be transferred
               ----------------------------
by the Optionee other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or
(ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as may be set forth in an amendment to this Agreement. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

          3.2. Investment Representation.  The Optionee hereby represents and
               -------------------------
covenants that (a) any share of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities
                                                                   ----------
Act"), unless such purchase has been registered under the Securities Act and any
---
applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

          3.3. Withholding Taxes.  (a)  As a condition precedent to the delivery
               -----------------
of Stock upon exercise of the Option, the Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to
                                        ---------------------
such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

          (b) The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 3.3(a), (2) delivery to the Company of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and for which the Optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date"), equal to the Required Tax Payments, (3)
                      --------
authorizing the Company to withhold whole shares of Stock which would otherwise be delivered to the Optionee upon exercise of the Option having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (5) any combination of (1),
(2) and (3). The Committee may disapprove an election pursuant to any of clauses (2)-(5) if the Committee determines, based on the opinion of recognized securities counsel, that the method so elected would result in liability to the Optionee under Section 16(b) of the Exchange Act or the regulations promulgated thereunder. Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

          3.4  Adjustment.  In the event of any stock split, stock dividend,
               ----------
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

          3.5. Compliance with Applicable Law.  The Option is subject to the
               ------------------------------
condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

          3.6. Delivery of Certificates.  Upon the exercise of the Option, in
               ------------------------
whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.3.

          3.7. Option Confers No Rights as Stockholder.  The Optionee shall not
               ---------------------------------------
be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares; and the Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

          3.8. Option Confers No Rights to Continued Employment.  In no event
               ------------------------------------------------
shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company.

          3.9.  Decisions of Board or Committee.  The Board or the Committee
                -------------------------------
shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

          3.10. Company to Reserve Shares.  The Company shall at all times
                -------------------------
prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

          3.11. Agreement Subject to the Plan.  This Agreement is subject to
                -----------------------------
the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

          4.    Miscellaneous Provisions.
                ------------------------

          4.1.  Designation as Nonqualified Stock Option.  The Option is hereby
                ----------------------------------------
designated as not constituting an "incentive stock option" within meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); this
                                                                   ----
Agreement shall be interpreted and treated consistently with such designation.

          4.2.  Meaning of Certain Terms.  As used herein, the term "Legal
                ------------------------                             -----
Representative" shall include an executor, administrator, legal representative,
--------------
guardian or similar person and the term "Permitted Transferee" shall include any
                                         --------------------
transferee (i) pursuant to a transfer permitted under Section 6.4 of the Plan and Section 3.1 hereof or (ii) designated pursuant to beneficiary designation procedures approved by the Company.

          4.3.  Successors.  This Agreement shall be binding upon and inure to
                ----------
the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

          4.4.  Notices.  All notices, requests or other communications provided
                -------
for in this Agreement shall be made, if to the Company, to Kayser Building, 100 North Stanton, El Paso, Texas 79901, Attention: Corporate Secretary, and if to the Optionee, to Earnest A. Lehman, 123 West Mills, El Paso, Texas 79901. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or
(d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          4.5. Governing Law.  This Agreement, the Option and all determinations
               -------------
made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Texas and construed in accordance therewith without giving effect to principles of conflicts of laws.

          4.6. Counterparts.  This Agreement may be executed in two counterparts
               ------------
each of which shall be deemed an original and both of which together shall constitute one and the same instrument.


                              EL PASO ELECTRIC COMPANY


                              By: /s/  KENNETH R. HEITZ
                                  ---------------------
                                  Name:   Kenneth R. Heitz
                                  Title:  Director


Accepted this 11th day of January, 1999


 /s/  EARNEST A. LEHMAN
 -------------------------
      Earnest A. Lehman